Exhibit 99.1

BAXALTA INCORPORATED

GAAP Product Category Sales by U.S. and International

Three and Six Months Ended June 30, 2015 and 2014 1

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a GAAP basis by U.S. and International. Refer to the following page for product category net sales on a pro forma basis.

	Q2 2015			Q2 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 322	$ 350	$ 672	$ 323	$ 397	$ 720	0%	(12%)	(7%)	0%	7%	4%
Inhibitor Therapies	69	114	183	52	132	184	33%	(14%)	(1%)	33%	4%	12%
Hematology	$ 391	$ 464	$ 855	$ 375	$ 529	$ 904	4%	(12%)	(5%)	4%	6%	6%
Immunoglobulin Therapies	318	104	422	294	99	393	8%	5%	7%	8%	27%	13%
BioTherapeutics	66	86	152	64	91	155	3%	(5%)	(2%)	3%	3%	3%
Immunology	$ 384	$ 190	$ 574	$ 358	$ 190	$ 548	7%	0%	5%	7%	16%	10%
Total Baxalta	$ 775	$ 654	$1,429	$ 733	$ 719	$1,452	6%	(9%)	(2%)	6%	9%	7%

	YTD 2015			YTD 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 627	$ 686	$1,313	$ 620	$ 775	$1,395	1%	(11%)	(6%)	1%	4%	3%
Inhibitor Therapies	132	217	349	96	240	336	38%	(10%)	4%	38%	6%	15%
Hematology	$ 759	$ 903	$1,662	$ 716	$1,015	$1,731	6%	(11%)	(4%)	6%	5%	5%
Immunoglobulin Therapies	646	196	842	601	190	791	7%	3%	6%	7%	22%	11%
BioTherapeutics	125	161	286	122	137	259	2%	18%	10%	2%	28%	16%
Immunology	$ 771	$ 357	$1,128	$ 723	$ 327	$1,050	7%	9%	7%	7%	24%	12%
Total Baxalta	$1,530	$1,260	$2,790	$1,439	$1,342	$2,781	6%	(6%)	0%	6%	9%	8%

[1]	Sales schedules presented on pages 1 and 2 are consistent with those included in the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on July 30, 2015.

BAXALTA — Page 1

BAXALTA INCORPORATED

Pro Forma Product Category Sales by U.S. and International

Three and Six Months Ended June 30, 2015 and 2014

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a pro forma basis by U.S. and International. A reconciliation to GAAP net sales and a description of the pro forma adjustment is also included below.

	Q2 2015			Q2 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 322	$ 350	$ 672	$ 323	$ 397	$ 720	0%	(12%)	(7%)	0%	7%	4%
Inhibitor Therapies	69	114	183	52	132	184	33%	(14%)	(1%)	33%	4%	12%
Hematology	$ 391	$ 464	$ 855	$ 375	$ 529	$ 904	4%	(12%)	(5%)	4%	6%	6%
Immunoglobulin Therapies	318	104	422	294	99	393	8%	5%	7%	8%	27%	13%
Pro Forma BioTherapeutics [1]	66	126	192	64	128	192	3%	(2%)	0%	3%	5%	4%
Pro Forma Immunology	$ 384	$ 230	$ 614	$ 358	$ 227	$ 585	7%	1%	5%	7%	15%	10%
Pro Forma Total Baxalta	$ 775	$ 694	$1,469	$ 733	$ 756	$1,489	6%	(8%)	(1%)	6%	9%	7%

	YTD 2015			YTD 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 627	$ 686	$1,313	$ 620	$ 775	$1,395	1%	(11%)	(6%)	1%	4%	3%
Inhibitor Therapies	132	217	349	96	240	336	38%	(10%)	4%	38%	6%	15%
Hematology	$ 759	$ 903	$1,662	$ 716	$1,015	$1,731	6%	(11%)	(4%)	6%	5%	5%
Immunoglobulin Therapies	646	196	842	601	190	791	7%	3%	6%	7%	22%	11%
Pro Forma BioTherapeutics [1]	125	243	368	122	218	340	2%	11%	8%	2%	18%	13%
Pro Forma Immunology	$ 771	$ 439	$1,210	$ 723	$ 408	$1,131	7%	8%	7%	7%	20%	11%
Pro Forma Total Baxalta	$1,530	$1,342	$2,872	$1,439	$1,423	$2,862	6%	(6%)	0%	6%	9%	8%

Pro Forma Net Sales Reconciliations
	Q2 2015			Q2 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

BioTherapeutics	$ 66	$ 86	$ 152	$ 64	$ 91	$155	3%	(5%)	(2%)	3%	3%	3%
Pro forma MSA revenue [1]	—	40	40	—	37	37
Pro Forma BioTherapeutics	$ 66	$ 126	$ 192	$ 64	$ 128	$192	3%	(2%)	0%	3%	5%	4%

	YTD 2015			YTD 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

BioTherapeutics	$ 125	$ 161	$ 286	$ 122	$ 137	$259	2%	18%	10%	2%	28%	16%
Pro forma MSA revenue [1]	—	82	82	—	81	81
Pro Forma BioTherapeutics	$ 125	$ 243	$ 368	$ 122	$ 218	$340	2%	11%	8%	2%	18%	13%

[1]

In connection with the separation, Baxalta and Baxter entered into a manufacturing and supply agreement whereby Baxalta will manufacture and sell certain products to Baxter. The pro forma net sales figures assume that the manufacturing and supply agreement was in effect in periods prior to the separation. Net sales related to the manufacturing and supply agreement will be reported in the company’s actual net sales figures in periods following the separation.

BAXALTA — Page 2

BAXALTA INCORPORATED

Combined Statements of Income A

Three and Six Months Ended June 30, 2015 and 2014

(unaudited)

($ in millions)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change

NET SALES	$ 1,429	$ 1,452	(2%	)	$ 2,790	$ 2,781	0%

COST OF SALES	501	599	(16%	)	1,072	1,158	(7%	)

GROSS MARGIN	928	853	9%		1,718	1,623	6%

% of Net Sales	64.9%	58.7%	6.2 pts		61.6%	58.4%	3.2 pts

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	323	242	33%		606	464	31%
% of Net Sales	22.6%	16.7%	5.9 pts		21.7%	16.7%	5.0 pts

RESEARCH AND DEVELOPMENT EXPENSES	240	166	45%		396	329	20%
% of Net Sales	16.8%	11.4%	5.4 pts		14.2%	11.8%	2.4 pts

NET INTEREST EXPENSE	3	—	N/M		3	—	N/M

OTHER (INCOME) EXPENSE, NET	(20)	30	N/M		(8)	7	N/M

PRE-TAX INCOME FROM CONTINUING OPERATIONS	382	415	(8%	)	721	823	(12%	)

INCOME TAX EXPENSE	98	97	1%		175	196	(11%	)

% of Pre-Tax Income from Continuing Operations	25.7%	23.4%	2.3 pts		24.3%	23.8%	0.5 pts

NET INCOME FROM CONTINUING OPERATIONS	284	318	(11%	)	546	627	(13%	)

(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXB	(4)	52	N/M		6	101	(94%	)

NET INCOME	$ 280	$ 370	(24%	)	$ 552	$ 728	(24%	)

BASIC EPS FROM CONTINUING OPERATIONS	$ 0.42	$ 0.47	(11%	)	$ 0.81	$ 0.93	(13%	)

DILUTED EPS FROM CONTINUING OPERATIONS	$ 0.42	$ 0.47	(11%	)	$ 0.80	$ 0.92	(13%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDINGC
Basic	676	676			676	676
Diluted	681	681			681	681

Pro Forma and Non-GAAP MeasuresD

PRO FORMA NET SALES	$ 1,469	$ 1,489	(1%	)	$ 2,872	$ 2,862	0%

ADJUSTED PRO FORMA OPERATING INCOME	$ 517	$ 492	5%		$ 926	$ 914	1%

ADJUSTED PRO FORMA EBITDA	$ 568	$ 542	5%		$ 1,029	$ 1,010	2%

ADJUSTED PRO FORMA NET INCOME	$ 374	$ 361	4%		$ 649	$ 674	(4%	)

ADJUSTED PRO FORMA DILUTED EPS	$ 0.55	$ 0.53	4%		$ 0.95	$ 0.99	(4%	)

A

Combined statements of income presented in accordance with generally accepted accounting principles (GAAP) unless otherwise noted. Refer to the company’s Q2 2015 Form 10-Q filed with the SEC on August 13, 2015 for additional information.

B	Operating results from the company’s vaccines business are classified as discontinued operations for all periods presented.

C

On July 1, 2015 Baxter distributed approximately 544 million shares of Baxalta common stock and retained an additional 132 million shares. The computation of basic weighted-average shares outstanding for both periods presented was calculated using the shares distributed and the shares retained by Baxter on July 1, 2015. The diluted weighted-average number of shares outstanding for the periods presented include the dilutive effect of common share equivalents for employee equity awards outstanding as of July 1, 2015.

D	Refer to pages 4 through 6 for reconciliations of GAAP to pro forma and non-GAAP measures.

BAXALTA — Page 3

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Three and Six Months Ended June 30, 2015 and 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures

(unaudited)

($ in millions)

Below are reconciliations of Adjusted Pro Forma Operating Income, Adjusted Pro Forma EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Diluted Earnings per Share to their most directly comparable GAAP financial measures.

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change

Adjusted Pro Forma Operating Income and Adjusted Pro Forma EBITDA

Pre-tax Income from Continuing Operations - GAAP	$ 382	$ 415	(8%	)	$ 721	$ 823	(12%	)

Pro forma adjustments[1]	(30)	(35)			(63)	(71)

Special item adjustments[1]	138	79			182	105

Adjusted Pro Forma Pre-tax Income	$ 490	$ 459	7%		$ 840	$ 857	(2%	)

Remove: Net interest expense	47	47			94	94
Remove: Other income, net	(20)	(14)			(8)	(37)

Adjusted Pro Forma Operating Income	$ 517	$ 492	5%		$ 926	$ 914	1%
% of Pro Forma Net Sales	35.2%	33.0%	2.2pts		32.2%	31.9%	0.3pts

Remove: Depreciation expense	51	50			103	96

Adjusted Pro Forma EBITDA	$ 568	$ 542	5%		$ 1,029	$ 1,010	2%
% of Pro Forma Net Sales	38.7%	36.4%	2.3pts		35.8%	35.3%	0.5pts

Adjusted Pro Forma Net Income

Net Income From Continuing Operations - GAAP	$ 284	$ 318	(11%	)	$ 546	$ 627	(13%	)

Pro Forma Adjustments

Pre-tax pro forma adjustments[1]	(30)	(35)			(63)	(71)
Impact of pro forma adjustments on income tax expense	11	15			24	31

Special Item Adjustments

Pre-tax special item adjustments[1]	138	79			182	105
Impact of special item adjustments on income tax expense	(29)	(16)			(40)	(18)

Adjusted Pro Forma Net Income	$ 374	$ 361	4%		$ 649	$ 674	(4%	)

Adjusted Pro Forma Diluted EPS

Diluted EPS From Continuing Operations - GAAP	$ 0.42	$ 0.47	(11%	)	$ 0.80	$ 0.92	(13%	)

Pro Forma Adjustments

Impact of pro forma adjustments on diluted EPS	(0.03)	(0.03)			(0.06)	(0.06)

Special Item Adjustments

Impact of special item adjustments on diluted EPS	0.16	0.09			0.21	0.13

Adjusted Pro Forma Diluted EPS	$ 0.55	$ 0.53	4%		$ 0.95	$ 0.99	(4%	)

[1]	Refer to pages 5 and 6 for descriptions of pro forma and special item adjustments and the impacted statement of income line items.

BAXALTA — Page 4

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Three and Six Months Ended June 30, 2015 and 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures (continued)

(unaudited)

($ in millions)

The company’s pro forma and special item adjustments by statement of income line item are listed below:

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change

Net Sales - GAAP	$ 1,429	$ 1,452	(2%	)	$ 2,790	$ 2,781	0%
Pro forma adjustments
Manufacturing and supply arrangements with Baxter[1]	40	37			82	81
Pro Forma Net Sales	$ 1,469	$ 1,489	(1%	)	$ 2,872	$ 2,862	0%

Gross Margin - GAAP	$ 928	$ 853	9%		$ 1,718	$ 1,623	6%
Pro forma adjustments
Depreciation expense[4]	—	(2)			(1)	(4)
Manufacturing and supply arrangements with Baxter[1]	(1)	1			(1)	1
Pension expense[2]	3	4			8	8
Pro Forma Gross Margin	$ 930	$ 856	9%		$ 1,724	$ 1,628	6%
Special item adjustments
Intangible asset amortization expense[7]	8	4			16	7
Separation costs[9]	1	—			1	—
Business optimization items[6]	—	(2)			—	—
Adjusted Pro Forma Gross Margin	$ 939	$ 858	9%		$ 1,741	$ 1,635	6%
% of Pro Forma Net Sales	63.9%	57.6%	6.3 pts		60.6%	57.1%	3.5 pts

Selling, General and Administrative Expenses - GAAP	$ 323	$ 242	33%		$ 606	$ 464	31%
Pro forma adjustments
Depreciation expense[4]	1	—			2	1
Supply chain TSA[3]	(5)	(5)			(10)	(10)
Pension expense[2]	(7)	(4)			(12)	(8)
Pro Forma Selling, General and Administrative Expenses	$ 312	$ 233	34%		$ 586	$ 447	31%
Special item adjustments
Business optimization items[6]	(3)	1			(2)	1
Separation costs[9]	(34)	(1)			(70)	(1)
Plasma related litigation[10]	—	—			—	10
Adjusted Pro Forma Selling, General and Administrative Expenses	$ 275	$ 233	18%		$ 514	$ 457	12%
% of Pro Forma Net Sales	18.7%	15.6%	3.1 pts		17.9%	16.0%	1.9 pts

Research and Development Expenses - GAAP	$ 240	$ 166	45%		$ 396	$ 329	20%
Pro forma adjustments
Pension expense[2]	(1)	—			(2)	(1)
Pro Forma Research and Development Expenses	$ 239	$ 166	44%		$ 394	$ 328	20%
Special item adjustments
Separation costs[9]	(5)	—			(12)	—
Business optimization items[6]	—	2			6	(4)
Upfront and milestone payments to collaboration partners[8]	(87)	(35)			(87)	(60)
Adjusted Pro Forma Research and Development Expenses	$ 147	$ 133	11%		$ 301	$ 264	14%
% of Pro Forma Net Sales	10.0%	8.9%	1.1 pts		10.5%	9.2%	1.3 pts

Net Interest Expense - GAAP	3	—	N/M		3	—	N/M
Pro forma adjustments
Interest expense[5]	44	47			91	94
Pro Forma Net Interest Expense	$ 47	$ 47	0%		$ 94	$ 94	0%

Other (Income) Expense, Net - GAAP	$ (20)	$ 30	N/M		$ (8)	$ 7	N/M
Special item adjustments
Change in fair value of contingent payment liabilities[11]	—	(44)			—	(44)
Adjusted Other Income, Net	$ (20)	$ (14)	43%		$ (8)	$ (37)	N/M

Refer to page 6 for tickmark explanations

BAXALTA — Page 5

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Three and Six Months Ended June 30, 2015 and 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures (continued)

(unaudited)

($ in millions)

The company’s pro forma and special item adjustments by statement of income line item are listed below (continued):

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change		2015	2014	Change

Pre-Tax Income - GAAP	$ 382	$ 415	(8%	)	$ 721	$ 823	(12%	)
Impact of pro forma adjustments	(30)	(35)			(63)	(71)
Impact of special item adjustments	138	79			182	105
Adjusted Pro Forma Pre-Tax Income from Continuing Operations	$ 490	$ 459	7%		$ 840	$ 857	(2%	)

Income Tax Expense - GAAP	$ 98	$ 97	1%		$ 175	$ 196	(11%	)
Impact of pro forma adjustments	(11)	(15)			(24)	(31)
Impact of special item adjustments	29	16			40	18
Adjusted Pro Forma Income Tax Expense	$ 116	$ 98	18%		$ 191	$ 183	4%
% of Adjusted Pro Forma Pre-tax Income from Continuing Operations	23.7%	21.4%	2.3 pts		22.7%	21.4%	1.3 pts

Description of pro forma adjustments:

The pro forma adjustments illustrate the financial impacts of the separation of Baxalta from Baxter International Inc. and the related transactions described below. The pro forma statement of income adjustments give effect to the separation and related transactions described below as if they had occurred as of January 1, 2014. The pro forma adjustments are for informational purposes only and do not purport to represent what Baxalta’s results of operations actually would have been had the separation and related transactions occurred on the dates indicated, or to project Baxalta’s financial performance for any future period.

(1)	Reflects the effect of the manufacturing and supply agreement that Baxalta and Baxter entered into in connection with the separation. The net sales adjustment reflects additional sales that Baxalta would have recorded for product manufactured and sold to Baxter. The cost of sales adjustment reflects the impact of costs incurred to manufacture these products as well as incremental costs that Baxalta would have recorded for purchases of other products from Baxter under the manufacturing and supply agreement.

(2)	Reflects a reduction in operating expenses related to the impact of net retirement obligations transferred to Baxalta as part of the separation.

(3)	Reflects a reduction in selling, general and administrative expenses for the difference in costs to be incurred by Baxalta for certain supply chain services to be provided by Baxter under terms of the transition services agreement.

(4)	Reflects a net increase in depreciation expense related to certain assets transferred to Baxalta pursuant to the separation agreement that were not included in the company’s historical financial statements.

(5)	Reflects interest expense associated with approximately $5 billion of debt issued by Baxalta in advance of the separation. The pro forma adjustment does not include an estimate of the portion that may have been capitalized.

Description of special item adjustments

(6)	The company’s GAAP results were impacted by costs, and favorable adjustments to previously estimated costs, associated with the company’s execution of certain strategies to optimize its organizational structure. The charges and adjustments impacted cost of sales, selling, general and administrative expenses and research and development (R&D) expenses in the periods presented.

(7)	The company’s GAAP results included intangible asset amortization expense for each period presented.

(8)	The company’s GAAP results included R&D charges associated with upfront payments to collaboration partners and payments to collaboration partners upon the achievement of development milestones.

(9)	The company’s GAAP results were impacted by separation costs incurred to prepare Baxalta to operate as an independent, standalone public company.

(10)	The company’s GAAP results included a benefit associated with the reversal of a portion of a legal charge following the settlement of class-action litigation associated with pricing of plasma-derived therapies.

(11)	The company’s GAAP results included losses resulting from increases in the fair value of contingent payment liabilities associated with previously completed business combinations.

For more information on the company’s use of non-GAAP financial measures in this release, please see the company’s Current Report on Form 8-K filed with the SEC on August 13, 2015.

BAXALTA — Page 6